UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2011 (June 28, 2011)

HUBEI MINKANG PHARMACEUTICAL LTD. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-53231 (Commission File Number)	26-2410685 (IRS Employer Identification No.)

2808 Cowan Circle Las Vegas, NV (Address of principal executive offices)	89107 (Zip Code)

Registrant's telephone number, including area code (866) 446-1869

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 28, 2011, we entered into an Agreement for the Sale and Assignment and Affirmation of Obligations (the “Assignment & Affirmation Agreement”) with our lender/shareholder and an individual in Singapore, whereby we agreed to the sale and assignment of $178,697 of indebtedness from the lender (the “Assignor”) to the individual in Singapore (the “Assignee”) and we affirmed our obligation to the Assignee to pay the indebtedness.

The foregoing description of the Assignment & Affirmation Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Assignment & Affirmation Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

In addition, on June 28, 2011 and in conjunction with the above Assignment & Affirmation Agreement, we entered into an Agreement for Conversion of Indebtedness to Common Stock (the “Conversion Agreement”) with the Assignee, whereby we agreed with the Assignee to convert the $178,697 indebtedness into 714,788 shares of our common stock subject to the terms and conditions of the Conversion Agreement.

The foregoing description of the Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Conversion Agreement, which is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

On June 28, 2011, we entered into another Agreement for the Sale and Assignment and Affirmation of Obligations (the “Assignment & Affirmation Agreement”) with our lender/shareholder and an individual in Malaysia, whereby we agreed to the sale and assignment of $178,696 of indebtedness from the lender (the “Assignor”) to the individual in Malaysia (the “Assignee”) and we affirmed our obligation to the Assignee to pay the indebtedness.

The foregoing description of the Assignment & Affirmation Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Assignment & Affirmation Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

In addition, on June 28, 2011 and in conjunction with the immediately above Assignment & Affirmation Agreement, we entered into an Agreement for Conversion of Indebtedness to Common Stock (the “Conversion Agreement”) with the Assignee, whereby we agreed with the Assignee to convert the $178,696 indebtedness into 714,784 shares of our common stock subject to the terms and conditions of the Conversion Agreement.

The foregoing description of the Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Conversion Agreement, which is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

On June 29, 2011, we issued 714,788 shares of our common stock to an individual in Singapore pursuant to an Agreement for Conversion of Indebtedness to Common Stock, dated June 28, 2011, entered into with the individual in Singapore at a price of $0.25 per share resulting in the elimination of $178,697 of indebtedness on our books.  We believe that the issuance is exempt from registration pursuant to Section 3(a)(9) and/or Regulation S promulgated under the Securities Act of 1933, as amended, as the securities were issued to the individual through an offshore transaction which was negotiated and consummated outside of the United States.

In addition, on June 29, 2011, we issued 714,784 shares of our common stock to an individual in Malaysia pursuant to an Agreement for Conversion of Indebtedness to Common Stock, dated June 28, 2011, entered into with the individual in Malaysia at a price of $0.25 per share resulting in the elimination of $178,696 of indebtedness on our books.  We believe that the issuance is exempt from registration pursuant to Section 3(a)(9) and/or Regulation S promulgated under the Securities Act of 1933, as amended, as the securities were issued to the individual through an offshore transaction which was negotiated and consummated outside of the United States.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.                                Description of Exhibit

10.1	Form of Agreement for the Sale and Assignment and Affirmation of Obligations

10.2	Form of Agreement for Conversion of Indebtedness to Common Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:           June 30, 2011

Hubei Minkang Pharmaceutical Ltd.

By:	/s/ Hsien Loong Wong
Name:	Hsien Loong Wong
Title:	President and Director

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page Number
10.1	Form of Agreement for the Sale and Assignment and Affirmation of Obligations	6
10.2	Form of Agreement for Conversion of Indebtedness to Common Stock	13